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                                                                   EXHIBIT 10.10

                                AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT

     This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this "Amendment") is made and entered into as of this 14th day of March, 2002, by and between Hydralift ASA, a Norwegian limited company or a company to be nominated by Hydralift ASA (the "Buyer"), on the one hand, and Friede Goldman Halter, Inc., a Mississippi corporation, AmClyde Engineered Products Company, Inc., a Delaware corporation, Fritz Culver, Inc., a Louisiana corporation, Utility Steel Fabrication, Inc., a Louisiana corporation, Friede Goldman Halter Engineered Products Group, Inc., a Delaware corporation, Halter Marine, Inc., a Nevada corporation, and any other subsidiaries of Friede Goldman Halter, Inc., with any interest in the Property, as defined below, Debtors-in-Possession (collectively the "Seller") under jointly administered Case No. 01-52173 in the United States Bankruptcy Court in the Southern District of Mississippi filed on April 19, 2001. (All capitalized terms used but not defined herein shall have the same definitions for such terms as set forth in the Agreement.)

     WHEREAS, Buyer and Seller entered into that certain Asset Purchase Agreement, made and entered into as of February 15, 2002 (the "Agreement"), pursuant to which Seller agreed to sell, and Buyer agree to buy, substantially all of the assets used in connection with the Business; and

     WHEREAS, Buyer and Seller hereby desire to amend the Agreement to add an additional third-party contract as Property that Seller will assign and Buyer will assume pursuant to the terms of the Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Amendment. Section 1.1.1 of the Agreement is hereby amended by adding the following at the end of Exhibit "C" attached to the Agreement:

     "ADDITIONAL CONTRACT DESCRIPTION

     39   Spare Parts Supply Framework Agreement No. CM-2000008,           1,821
          dated as of September 27, 2000, by and between Integrated
          Trade Systems, Inc. and AmClyde."

     2. Property. The Contract described in Paragraph 1 of this Amendment shall be considered an "Other Contract" and "Property" as each such term is defined and used in the Agreement.

     3. Continuation of Agreement. Except as modified by this Amendment, each and every provision of the Agreement shall continue in full force and effect.

     4. Counterparts. This Amendment may be signed in counterparts and may be executed by the exchange of facsimile signature pages.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                 HYDRALIFT ASA

                                 By:  /s/ Birger Skeie
                                      ----------------
                                 Name:     Birger Skeie
                                 Title:    CEO

                                 FRIEDE GOLDMAN HALTER, INC.

                                 By:  /s/ John F. Alford
                                      ------------------
                                 Name:     John F. Alford
                                 Title:    President & CEO

                                 AMCLYDE ENGINEERED PRODUCTS COMPANY, INC.

                                 By:  /s/ John F. Alford
                                      ------------------
                                 Name:     John F. Alford
                                 Title:    CEO

                                 FRITZ CULVER, INC.

                                 By:  /s/ John F. Alford
                                      ------------------
                                 Name:     John F. Alford
                                 Title:    CEO

                                 UTILITY STEEL FABRICATION, INC.

                                 By:  /s/ John F. Alford
                                      ------------------
                                 Name:     John F. Alford
                                 Title:    CEO

                                 FRIEDE GOLDMAN HALTER
                                 ENGINEERED PRODUCTS GROUP INC.

                                 By:  /s/ John F. Alford
                                      ------------------
                                 Name:     John F. Alford
                                 Title:    Executive Vice President

                                 HALTER MARINE, INC.

                                 By:  /s/ John F. Alford
                                      ------------------
                                 Name:     John F. Alford
                                 Title:    CEO

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